UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2020

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisers, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jay L. Rosenberg, Jean C. Lin, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Here the portfolio management team reviews U.S. economic and financial markets, key investment strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2020.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2020?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but it was not fully recovered by the year’s end. U.S. gross domestic product (GDP) grew 4.0% on an annualized basis in the fourth quarter of 2020 and 33.1% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized GDP shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year.

Consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis. Consumer spending declined significantly and unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of the year, although the momentum slowed toward year end amid a resurgence of coronavirus infections. The Bureau of Labor Statistics said the unemployment rate rose to 6.7% in December 2020 from 3.6% in December 2019. As of December 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to increase, growing at an annualized rate of 5.1% in December 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.4% over the twelve-month reporting period ended December 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. Fed officials remained cautious, acknowledging the economy’s improvement but concerned about near-term weakness, and left policy unchanged over the remainder of their meetings in 2020.

In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs. With Joe Biden winning the U.S. presidential election in November 2020, more fiscal stimulus is anticipated in 2021.

The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets.

Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. Political risks eased somewhat toward the end of the reporting period, as markets ultimately viewed a Biden administration positively and the European Union (EU) and United Kingdom (U.K.) finalized a trade deal in the final days of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2020?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Custom Blended Benchmark, which is a custom index NAM created to represent a model asset allocation for an income oriented product providing investment exposure to real assets. The JRI Custom Blended Benchmark constituents include: 28% S&P Global Infrastructure Index (NR) Net Return, 21% FTSE EPRA Nareit Developed Index (FTSE EPRA/NAREIT), 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index, each of which are further described in the Glossary of Terms Used in this Report. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s portfolio management team employs a bottom-up, fundamental approach to security selection and portfolio construction, which looks for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

The portfolio management team continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. Toward the end of the reporting period, following the vaccine announcements, we made substantial portfolio shifts. We significantly narrowed the Fund’s underweight in equities by year end, adding to areas such as pipelines and renewable energy in infrastructure, along with additions to REIT equities, while reducing U.S. utility equity exposure. We also made small additions to many other equity sectors funded by a decrease in preferred holdings as spreads continued to narrow and yield characteristics in the equity universe became more attractive in relative terms. We reduced debt exposure and also redirected those proceeds into equities, ending the reporting period with a slight underweight in high yield debt relative to the benchmark. Preferred securities continued to represent an overweight, although narrower than at the beginning of the reporting period. We believe preferred securities continue to offer some attractive valuation opportunities in our universe, especially within infrastructure.

How did the Fund perform during the twelve-month reporting period ended December 31, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended December 31, 2020. The Fund’s total returns on NAV are compared with the performance of a corresponding market index.

For the twelve-month reporting period ended December 31, 2020, the Fund’s total return at NAV underperformed both the JRI Custom Blended Benchmark and the MSCI World Index.

During the reporting period, the returns among the five “real asset” categories within the JRI Custom Blended Benchmark were quite divergent with an almost 20% spread between the top and bottoming performing categories. The equity market experienced a dramatic sell-off in March 2020 that more significantly impacted the typically defensive real estate and global infrastructure sectors. Although these two segments were able to recover some of the losses later in the reporting period, they still sharply underperformed the broader U.S. and global equity markets. Global real estate was the worst performing segment within the JRI Custom Blended Benchmark, ending the reporting period with a -9.04% return (FTSE EPRA/NAREIT) and underperforming the U.S. real estate market. The global infrastructure segment outpaced global real estate, but also ended lower with a return of -6.49% (S&P Global Infrastructure Index (NR) Net Return). For comparison purposes, global equities gained 15.90%, as measured by the MSCI World Index (net) during the reporting period.

The reason for the substantial underperformance of real estate and global infrastructure was because both segments were more directly impacted by the COVID-19 crisis and the resulting shutdowns. In real estate, most property types are comprised of physical assets that are meant to facilitate the gathering of people, but over half of the world’s population was either mandated or strongly encouraged to do precisely the opposite. Retail shopping centers were closed,

Portfolio Managers’ Comments (continued)

hotel occupancy cratered and restaurants and theaters were empty. As the reporting period progressed, the slow and uneven pace of re-openings and the resurgence of the COVID-19 virus in some more populated states of the U.S. and overseas continued to be an overhang for this segment. As a result, some tenants were not able to pay rent to property owners, which affected profitability and cash flow for REITs. In November 2020, however, the real estate segment rebounded following favorable vaccine announcements from Pfizer and Moderna. Investors rotated back into areas of the equity market that had underperformed for most of the reporting period and stand to benefit more from an anticipated return to stronger economic growth in the second half of 2021. Within real estate, retail shopping centers, hotels and some areas of office posted strong gains following the vaccine announcement, while the reporting period’s previous winners such as data centers, cellular tower companies, industrial facilities and self-storage were targeted as a source of funds for portfolio re-balancing throughout the industry.

For infrastructure, two of its largest segments were similarly impacted. Transportation infrastructure, which includes airports, toll roads and passenger rail lines, operated at a fraction of capacity due to lockdowns, border closures, social distancing and general fear of COVID-19. Although their usage began to increase as the reporting period progressed, restrictions remained. For the same reasons, energy infrastructure was significantly impacted by reduced demand, which came at a time when supply was already elevated. The price war between Saudi Arabia and Russia exacerbated the imbalance and pushed oil prices to an 18-year low in March 2020, which further reduced the need for pipeline infrastructure to move the commodity as production slowed. Energy infrastructure saw some improvement as the reporting period progressed and demand increased after many economies came back online, while OPEC and other oil-producing nations agreed to stem production. However, it was the COVID-19 vaccine announcements in the final two months of the reporting period that buoyed the price of crude oil, and the whole energy sector, because of the likely economic re-openings that will eventually result.

In the high yield market, the full-scale global COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and high yield outflows, with high yield spreads peaking at 1,100 basis points over Treasuries at the reporting period’s widest point in March 2020. However, policymakers immediately implemented a number of tools at their disposal to support healthy market and economic functioning and companies tapped credit facilities. Investors took courage from these steps resulting in sizable inflows back into the high yield market for the remainder of the reporting period, which were met with the largest net new issuance on record in 2020 as companies aimed to optimize their capital structure. Over the remainder of the reporting period, the high yield market continued to be supported by accommodative policies, gradual re-openings and falling unemployment. After the sharp underperformance in March 2020, high yield spreads retraced to 361 basis points by year end and the market ended the reporting period with a surprisingly strong 7.11% return as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. Meanwhile, returns between the two preferred indexes within the JRI Custom Blended Benchmark varied more than usual, highlighting the disproportionate impact the COVID-19 crisis has had on real estate. The Bloomberg Barclays Global Capital Securities Index advanced 10.67%, while the return of the Wells Fargo Hybrid & Preferred Securities REIT Index was much more muted at 2.82%.

Throughout the reporting period, the Fund generated a consistent gross yield that remained above our overall yield hurdle, which served as a source of stability for the Fund as it has during previous market declines. However, the Fund underperformed relative to its JRI Custom Blended Benchmark mainly because of its specific mandate to own only real asset companies, which ended up being disproportionately affected by social distancing and the closure of economies worldwide. Areas that the Fund is unable to own because of its real asset mandate generally held up better. The Fund’s shortfall was also due to its greater focus on yield because of its income objective. For much of the reporting period, investors remained focused on companies with superior growth expectations over more value-oriented or higher yielding securities. More specifically relative to the JRI Custom Blended Benchmark, the Fund’s performance was hindered in varying degrees by four of the five segments (real estate preferred, high yield debt, infrastructure preferreds and real estate common equity), while its exposure in the infrastructure equity segment benefited results. The Fund’s diversified exposure to real asset categories also led to its significant underperformance versus the MSCI World Index, which is comprised of only global equities, an area of the market that far outpaced the five investable areas within the Fund.

The real estate preferred segment was the most significant detractor on the Fund’s performance, primarily due to the Fund’s overweight to hotel REIT preferreds and an underweight to the self-storage area. Certain sub-property types were much less affected by social distancing, primarily due to the fact that their tenants, in large part, are not people. Self-storage was an area that provided defensive characteristics and garnered investor attention because it is a rather low cost expense for most households and requires no human interaction. As a result, self-storage REIT preferred securities provided positive returns that were substantially better than many areas that experienced massive business disruptions from the COVID-19 crisis. On the other hand, hotel demand cratered as country borders were closed to international air traffic and domestic travel was largely halted from stay-at-home orders and general health concerns. Although hotel REITs experienced some recovery as the reporting period progressed, especially after the COVID-19 vaccine announcements, the segment still fell by more than 6% during the reporting period.

In the debt area, results were hurt by the Fund’s lack of industrial exposure, which represents almost 15% of the high yield index. The Fund typically has an underweight to industrials because most of the companies within that space don’t meet our definition of infrastructure or real estate. However, much of the industrial category that the Fund is precluded from owning outperformed during the reporting period, leading to its shortfall in the debt portfolio.

While an overweight allocation to the infrastructure preferred segment was a positive during the reporting period, security selection detracted primarily due to energy holdings. This segment is a disproportionately large part of the Fund’s investable universe given its real asset mandate. Energy infrastructure, as previously mentioned, was significantly impacted earlier in the reporting period by reduced demand for oil as travel restrictions and shelter-in-place/work-from-home policies greatly reduced both air and automobile traffic. Elevated supply, cratering demand and dramatic price declines for crude oil reduced the need for infrastructure assets as drillers for exploration and production cut activity and expenditures. While we focused the Fund’s investments in higher quality midstream companies, which performed much better than lower quality upstream, those investments were not immune to the significant price depreciation. Later in the reporting period, the price of crude oil and the energy sector was buoyed by significant strides made around the world in containing COVID-19, economic re-openings and the vaccine announcements. While we had reduced the Fund’s energy exposure early in the downturn, we remained committed to its high quality positions within midstream, especially within the preferred group.

The Fund was positioned with a modest overweight in real estate common equity relative to the JRI Custom Blended Benchmark heading into the reporting period, which proved detrimental given the weakness in the segment. Within the segment, an overweight to the net lease sector detracted the most. Net lease is typically a more defensive group because lease structures are usually longer term in nature, which has historically provided some consistency to earnings in an economic decline. These companies also pay higher dividends than many other sectors, which makes them more appropriate for an income-focused portfolio versus other property types that may not produce high enough dividends. However, many property types were subject to forced closures, which caused considerable fears about future earnings and potential dividend cuts due to the possible inability for tenants to pay rent.

On the positive side of the equation, the infrastructure common equity sector aided the Fund’s results during the reporting period, mostly due to its out-of-index exposure in alternative energy, the strongest performing area within the sector. An overweight in electric transmission and significant underweight within airports also proved beneficial. In addition to the energy sector, no group suffered more for most of the reporting period than airports due to the collapse of passenger traffic amidst the COVID-19 crisis. Conversely, no group benefited more from the vaccine announcements, even though airline and airport CEOs remained tempered regarding their projected timelines for a return to pre-COVID-19 activity. Due to the income objective of the Fund, very few of the publicly traded airport companies are viable investment opportunities given their low dividend yields. However, because airports are a significant portion of the JRI Custom Blended Benchmark, the Fund’s underweight proved beneficial.

The Fund began using interest rate futures to partially hedge the portfolio against movements in interest rates. These futures contracts had a negative impact on total return performance during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings and reverse repurchase agreements. As of the end of the reporting period, the Fund is no longer using reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to pay down borrowings and reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund gradually increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

The Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was negative during this reporting period.

As of December 31, 2020, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	27.64%
Regulatory Leverage*	27.64%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Draws	Paydowns	Outstanding Balance as of December 31, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of February 25, 2021
$222,225,000	$42,270,000	$(98,460,000)	$166,035,000	$164,314,235	$2,900,000	$ —	$168,935,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, the Fund used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Sales	Purchases	Outstanding Balance as of December 31, 2020	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of February 25, 2021
$65,000,000	$(65,000,000)	$ —	$ —	$64,222,338*	$ —	$ —	$ —
*	For the period January 1, 2020 through March 17, 2020.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2020, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2020

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.0965	7.31%	(14.15)%	5.64%	7.70%	(14.15)%

The following table provides the Fund’s distribution sources as of December 31, 2020.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2020

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
81.41%	0.00%	18.59%	$1.2195	$0.9928	$0.0000	$0.2267

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JRI
Common shares cumulatively repurchased and retired	206,500
Common shares authorized for repurchase	2,745,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

JRI
Common shares repurchased and retired	15,500
Weighted average price per common share repurchased and retired	$11.65
Weighted average discount per common share repurchased and retired	15.72%

OTHER COMMON SHARE INFORMATION

As of December 31, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JRI
Common share NAV	$15.84
Common share price	$13.46
Premium/(Discount) to NAV	(15.03)%
12-month average premium/(discount) to NAV	(14.15)%

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	Since Inception
JRI at Common Share NAV	(14.15)%	5.64%	7.36%
JRI at Common Share Price	(19.31)%	5.88%	5.83%
Custom Blended Benchmark[1]	0.81%	6.76%	6.42%
MSCI World Index	15.90%	12.19%	11.01%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1

The Custom Blended Benchmark consists of : 1) 28% of the return of the S&P Global Infrastructure Index, 2) 21% of the return of the Financial Times Stock Exchange – European Public Real Estates Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Development Index, 3) 18% of the return of the Wells Fargo Hybrid & Preferred Securities REIT Index, 4) 18% of the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index and 5) 15% of the return of the Bloomberg Barclays Global Capital Securities Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	33.0%
Common Stocks	31.3%
$25 Par (or similar) Retail Preferred	21.3%
Corporate Bonds	20.1%
$1,000 Par (or similar) Institutional Preferred	15.5%
Convertible Preferred Securities	9.7%
Variable Rate Senior Loan Interests	1.7%
Investment Companies	0.8%
Convertible Bonds	0.8%
Whole Loans	0.7%
Mortgage-Backed Securities	0.3%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	(0.8)%
Net Assets Plus Borrowings	138.2%
Borrowings	(38.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total common stocks)

Enagas SA	5.5%
SSE PLC	5.5%
Snam SpA	5.2%
Endesa SA	4.9%
Red Electrica Corp SA	4.3%

Portfolio Composition

(% of total investments)

Real Estate Investment Trust Common Stocks	23.8%
Electric Utilities	16.9%
Equity Real Estate Investment Trusts	11.3%
Oil, Gas & Consumable Fuels	9.7%
Multi-Utilities	9.3%
Real Estate Management & Development	5.6%
Gas Utilities	4.1%
Other[1]	16.6%
Repurchase Agreements	2.7%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.5%
AA	0.1%
A	3.3%
BBB	48.0%
BB or Lower	34.6%
N/R (not rated)	13.5%
Total	100%

Country Allocation2

(% of total investments)

United States	54.2%
Canada	13.6%
Australia	5.1%
United Kingdom	4.0%
Singapore	3.1%
Spain	3.0%
Italy	3.0%
Hong Kong	2.7%
Japan	1.4%
France	1.3%
Other	8.6%
Total	100%

1	See Portfolio of Investment for details on “other” Portfolio Composition.
2	Includes 4.7% (as a percentage of total investments) in emerging market countries.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Real Asset Income and Growth Fund (the Fund), including the portfolio of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 25, 2021

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 135.2%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 33.0% (23.8% of Total Investments)

	Diversified – 5.8%

579,839	Abacus Property Group, (2)	$1,281,810
127,941	Broadstone Net Lease Inc	2,505,085
582,762	Charter Hall Long Wale REIT, (2)	2,088,468
627,077	Cromwell European Real Estate Investment Trust, (2)	368,360
38,569	Essential Properties Realty Trust Inc	817,663
2,830	Gecina SA, (2)	440,065
531,507	GPT Group, (2)	1,848,757
303,522	Growthpoint Properties Australia Ltd, (2)	816,578
180,994	Home Reit PLC, (3)	267,310
804	Hulic Reit Inc, (2)	1,200,412
27,790	ICADE, (2)	2,136,642
1,122,108	LXI REIT plc, (2)	1,828,113
334,852	Nexus Real Estate Investment Trust	507,710
1,683	Nomura Real Estate Master Fund Inc, (2)	2,408,446
237,936	Secure Income REIT Plc	976,133
2,347	Star Asia Investment Corp, (2)	1,147,943
608,227	Stockland, (2)	1,963,704
199,675	Stride Property Group, (2)	339,317
27,071	Tritax EuroBox PLC, 144A	36,575
1,272	Washington Real Estate Investment Trust	27,513
31,877	WP Carey Inc	2,249,879
	Total Diversified	25,256,483

	Health Care – 6.3%

102,052	CareTrust REIT Inc	2,263,513
123,374	Healthcare Trust of America Inc	3,397,720
75,625	Healthpeak Properties Inc	2,286,144
19,350	LTC Properties Inc	752,908
220,394	Medical Properties Trust Inc	4,802,385
217,211	NorthWest Healthcare Properties Real Estate Investment Trust	2,150,097
80,308	Omega Healthcare Investors Inc, (4)	2,916,787
414,825	Physicians Realty Trust	7,383,885
77,548	Sabra Health Care REIT Inc	1,347,009
	Total Health Care	27,300,448

	Hotels – 1.2%

167,669	MGM Growth Properties LLC	5,248,040

	Industrial – 6.6%

439,001	APN Industria REIT, (2)	971,054
1,113,122	Ascendas Real Estate Investment Trust, (2)	2,512,826
1,182,239	Centuria Industrial REIT, (2)	2,803,720
326,347	Dream Industrial Real Estate Investment Trust	3,371,406
501,221	ESR-REIT, (2)	149,970
2,206,905	Frasers Logistics & Commercial Trust, (2)	2,359,094
31,765	Industrial Logistics Properties Trust	739,807
1,044,659	Mapletree Logistics Trust, (2)	1,589,934
252,149	STAG Industrial Inc	7,897,307
63,621	Summit Industrial Income REIT	682,243
988,362	Urban Logistics REIT PLC	1,932,768
916,853	Warehouse Reit PLC	1,504,557
166,797	WPT Industrial Real Estate Investment Trust	2,410,217
	Total Industrial	28,924,903

	Mortgage – 0.6%

34,573	Blackstone Mortgage Trust Inc	951,795

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Mortgage (continued)

35,241	Nexpoint Real Estate Finance Inc	$582,181
58,009	Starwood Property Trust Inc	1,119,574
	Total Mortgage	2,653,550

	Office – 4.0%

85,305	Brandywine Realty Trust	1,015,982
237,363	Centuria Office REIT, (2)	391,714
60,168	City Office REIT Inc	587,841
17,220	Covivio, (2)	1,580,140
32,716	Dream Office Real Estate Investment Trust	508,898
26,195	Easterly Government Properties Inc	593,317
380,812	Elite Commercial REIT, (2)	343,094
1,451,411	GDI Property Group, (2)	1,355,019
59,863	Globalworth Real Estate Investments Ltd	521,063
57,079	Highwoods Properties Inc, (4)	2,262,041
38,422	Intervest Offices & Warehouses NV, (2)	1,063,232
8,242	Invesco Office J-Reit Inc, (2)	1,209,702
604	Japan Excellent Inc, (2)	749,274
50,894	NSI NV, (2)	2,032,173
68,125	Piedmont Office Realty Trust Inc	1,105,669
36,233	Postal Realty Trust Inc	611,613
317,589	True North Commercial Real Estate Investment Trust	1,574,347
	Total Office	17,505,119

	Residential – 0.2%

24,894	Apartment Income REIT Corp, (3)	956,179
3	Kenedix Residential Next Investment Corp, (2)	5,512
	Total Residential	961,691

	Retail – 6.9%

3,152	Altarea SCA	552,182
261,272	APN Convenience Retail REIT, (2)	712,284
2,399,918	CapitaRetail China Trust, (2)	2,528,362
65,957	Choice Properties Real Estate Investment Trust	674,130
9,474	Crombie Real Estate Investment Trust	106,805
73,546	CT Real Estate Investment Trust	905,386
2,365,199	Fortune Real Estate Investment Trust, (2)	2,252,596
1,773,725	Frasers Centrepoint Trust, (2)	3,301,355
252	Kenedix Retail REIT Corp, (2)	614,952
47,738	National Retail Properties Inc	1,953,439
468	NETSTREIT Corp	9,121
59,652	Realty Income Corp	3,708,565
192,707	RioCan Real Estate Investment Trust	2,535,818
1,071,127	Scentre Group, (2)	2,300,768
27,411	Simon Property Group Inc	2,337,610
84,233	Spirit Realty Capital Inc	3,383,640
96,470	Urban Edge Properties	1,248,322
199,539	Waypoint REIT, (2)	419,874
13,414	Weingarten Realty Investors	290,681
	Total Retail	29,835,890

	Specialized – 1.4%

133,961	Automotive Properties Real Estate Investment Trust	1,127,129
79,588	CatchMark Timber Trust Inc	744,944
183,965	Charter Hall Social Infrastructure REIT, (2)	464,113
21,041	Iron Mountain Inc, (4)	620,289
117,999	VICI Properties Inc	3,008,974
	Total Specialized	5,965,449
	Total Real Estate Investment Trust Common Stocks (cost $123,438,637)	143,651,573

Shares	Description (1)	Value

	COMMON STOCKS – 31.3% (22.5% of Total Investments)

	Air Freight & Logistics – 0.5%

59,641	Oesterreichische Post AG, (2)	$2,086,352

Shares	Description (1)	Value

	Diversified Financial Services – 0.2%

628,419	Sdcl Energy Efficiency Income Trust PLC	$915,222

	Diversified Telecommunication Services – 1.9%

1,444,135	HKBN Ltd, (2)	2,236,913
614,815	HKT Trust & HKT Ltd, (2)	797,372
7,324,214	NetLink NBN Trust, (2)	5,353,238
	Total Diversified Telecommunication Services	8,387,523

	Electric Utilities – 8.6%

2,061,507	AusNet Services, (2)	2,793,925
25,085	CEZ AS, (2)	601,641
193,329	Cia de Transmissao de Energia Eletrica Paulista, (2)	1,037,238
103,171	CK Infrastructure Holdings Ltd, (2)	554,069
22,601	Emera Inc	960,574
244,913	Endesa SA, (2)	6,717,695
111,638	Enel Chile SA, ADR	434,272
425,656	Power Assets Holdings Ltd, (2)	2,305,196
106,517	PPL Corp, (4)	3,003,779
288,127	Red Electrica Corp SA, (2)	5,915,556
4,372	Southern Co, (4)	268,572
2,574,074	Spark Infrastructure Group, (2)	4,185,051
362,255	SSE PLC, (2)	7,420,134
189,601	Transmissora Alianca de Energia Eletrica SA, (2)	1,219,381
	Total Electric Utilities	37,417,083

	Gas Utilities – 4.2%

105,083	AltaGas Ltd	1,545,411
139,859	APA Group, (2)	1,040,617
341,188	Enagas SA, (2)	7,506,042
179,378	Italgas SpA, (2)	1,142,640
1,254,484	Snam SpA, (2)	7,084,817
	Total Gas Utilities	18,319,527

	Independent Power & Renewable Electricity Producers – 2.7%

104,530	Atlantica Sustainable Infrastructure PLC	3,970,049
692	Canadian Solar Infrastructure Fund Inc, (2)	894,666
61,847	Clearway Energy Inc	1,974,775
283,835	TransAlta Renewables Inc	4,852,109
	Total Independent Power & Renewable Electricity Producers	11,691,599

	Multi-Utilities – 3.1%

146,669	Canadian Utilities Ltd	3,582,323
39,520	Engie SA, (2)	605,842
67,515	EON SE, (2)	747,610
70,245	National Grid PLC, ADR	4,146,562
1,162,886	REN – Redes Energeticas Nacionais SGPS SA, (2)	3,350,573
320,162	Vector Ltd, (2)	980,256
	Total Multi-Utilities	13,413,166

	Oil, Gas & Consumable Fuels – 4.1%

109,598	Enbridge Inc	3,506,040
128,257	Enterprise Products Partners LP	2,512,555
151,572	Gibson Energy Inc	2,448,205
103,613	Kinder Morgan Inc	1,416,390
45,614	Pembina Pipeline Corp	1,078,625
2,485	Plains GP Holdings LP	20,998
50,494	TC Energy Corp	2,052,843
233,336	Williams Cos Inc, (4)	4,678,387
111,678	Z Energy Ltd, (2), (3)	257,597
	Total Oil, Gas & Consumable Fuels	17,971,640

	Real Estate Management & Development – 4.2%

218,000	Amot Investments Ltd, (2)	1,221,778

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)			Value

	Real Estate Management & Development (continued)

149,469	Ascendas India Trust, (2)			$156,044
144,674	Cibus Nordic Real Estate AB, (2)			2,967,862
749,485	Corp Inmobiliaria Vesta SAB de CV			1,468,877
103,534	DIC Asset AG, (2)			1,706,001
102,963	Dios Fastigheter AB, (2)			961,913
36,000	Kennedy-Wilson Holdings Inc			644,040
2,316,900	Land & Houses PCL, (2)			615,203
794,876	New World Development Co Ltd, (2)			3,698,086
2,092,553	Sino Land Co Ltd, (2)			2,723,072
154,172	Sun Hung Kai Properties Ltd, (2)			1,971,702
	Total Real Estate Management & Development			18,134,578

	Road & Rail – 0.7%

1,011,680	Aurizon Holdings Ltd, (2)			3,039,520

	Thrifts & Mortgage Finance – 0.1%

341,386	Real Estate Credit Investments Ltd/Fund			616,236

	Transportation Infrastructure – 0.4%

30,787	Dalrymple Bay Infrastructure Ltd, (3)			49,607
610,883	Jiangsu Expressway Co Ltd, (2)			683,272
20,670	Macquarie Infrastructure Corp			776,158
	Total Transportation Infrastructure			1,509,037

	Water Utilities – 0.6%

196,358	Guangdong Investment Ltd, (2)			353,972
289,334	Inversiones Aguas Metropolitanas SA, (2)			240,056
168,835	United Utilities Group PLC, (2)			2,065,016
	Total Water Utilities			2,659,044
	Total Common Stocks (cost $123,554,274)			136,160,527

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 21.3% (15.3% of Total Investments)

	Diversified Financial Services – 0.3%

20,918	Brookfield Finance Inc	4.625%	BBB	$541,358
27,772	National Rural Utilities Cooperative Finance Corp	5.500%	A3	813,164
	Total Diversified Financial Services			1,354,522

	Electric Utilities – 3.0%

41,677	DTE Energy Co	4.375%	BBB–	1,131,114
11,720	Duke Energy Corp	5.750%	BBB	334,137
19,951	Entergy Arkansas LLC	4.875%	A	525,310
14,867	Entergy Texas Inc	5.375%	BBB–	406,092
44,332	Georgia Power Co	5.000%	BBB	1,265,679
93,896	Integrys Holding Inc, (2)	6.000%	BBB	2,508,901
31,539	NextEra Energy Capital Holdings Inc	5.250%	BBB	829,476
63,944	Southern Co	5.250%	BBB	1,717,536
13,381	Southern Co	5.250%	BBB	365,435
83,843	Southern Co	4.950%	BBB	2,297,298
61,931	Southern Co	4.200%	BBB	1,667,182
	Total Electric Utilities			13,048,160

	Equity Real Estate Investment Trust – 11.7%

34,076	American Homes 4 Rent	6.500%	BB	863,486
63,448	American Homes 4 Rent	6.350%	BB	1,612,848
49,680	American Homes 4 Rent	5.875%	BB	1,281,744
71,109	American Homes 4 Rent	5.875%	BB	1,846,701
2,118	American Homes 4 Rent	6.250%	Ba1	56,508
65,604	Armada Hoffler Properties Inc	6.750%	N/R	1,709,640
7,026	Boston Properties Inc	5.250%	Baa2	182,325
103,144	Centerspace	6.625%	N/R	2,681,744

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trust (continued)

62,114	City Office REIT Inc	6.625%	N/R	$1,691,985
55,790	DiamondRock Hospitality Co	8.250%	N/R	1,497,962
63,441	Digital Realty Trust Inc	5.250%	Baa3	1,660,885
21,763	Digital Realty Trust Inc	6.625%	Baa3	555,827
41,936	Digital Realty Trust Inc	5.850%	Baa3	1,172,950
59,684	Digital Realty Trust Inc	5.200%	Baa3	1,629,373
2,297	Federal Realty Investment Trust	5.000%	Baa1	59,423
66,009	Kimco Realty Corp	5.250%	Baa2	1,756,500
8,533	Kimco Realty Corp	5.125%	Baa2	224,162
1,884	Mid-America Apartment Communities Inc	8.500%	BBB–	126,209
72,992	Monmouth Real Estate Investment Corp	6.125%	N/R	1,832,099
16,804	National Retail Properties Inc	5.200%	Baa2	433,375
38,061	National Storage Affiliates Trust	6.000%	N/R	1,004,430
27,651	Pebblebrook Hotel Trust	6.500%	N/R	687,404
46,133	Pebblebrook Hotel Trust	6.375%	N/R	1,137,179
57,839	Pebblebrook Hotel Trust	6.300%	N/R	1,399,125
87	PS Business Parks Inc	5.250%	BBB	2,272
63,829	PS Business Parks Inc	5.200%	BBB	1,665,937
112,036	PS Business Parks Inc	4.875%	BBB	3,068,666
320	Public Storage	5.050%	A3	8,752
7,723	Public Storage	5.600%	A3	222,345
43,365	Public Storage	4.875%	A3	1,199,910
213	Public Storage	4.750%	A3	6,036
34,865	Public Storage	4.625%	A3	946,236
1,569	QTS Realty Trust Inc	7.125%	B–	43,430
71,954	Rexford Industrial Realty Inc	5.625%	BB+	1,938,441
22,519	Saul Centers Inc	6.125%	N/R	546,086
29,550	Saul Centers Inc	6.000%	N/R	696,198
26,764	SITE Centers Corp	6.375%	BB+	644,477
12,443	SL Green Realty Corp	6.500%	Ba1	312,942
13,344	STAG Industrial Inc	6.875%	BB+	338,270
10,251	Summit Hotel Properties Inc	6.450%	N/R	236,696
56,140	Summit Hotel Properties Inc	6.250%	N/R	1,264,834
12,143	Sunstone Hotel Investors Inc	6.950%	N/R	296,775
63,192	Sunstone Hotel Investors Inc	6.450%	N/R	1,488,172
53,584	UMH Properties Inc	6.750%	N/R	1,366,928
37,710	Urstadt Biddle Properties Inc	6.250%	N/R	943,504
36,770	Urstadt Biddle Properties Inc	5.875%	N/R	914,838
13,746	Vornado Realty Trust	5.700%	Baa3	345,849
125,047	Vornado Realty Trust	5.250%	Baa3	3,296,239
75,254	Vornado Realty Trust	5.250%	Baa3	2,010,034
	Total Equity Real Estate Investment Trust			50,907,751

	Gas Utilities – 0.7%

88,998	South Jersey Industries Inc	5.625%	BB+	2,296,148
27,421	Spire Inc	5.900%	BBB	760,659
	Total Gas Utilities			3,056,807

	Independent Power & Renewable Electricity Producers – 0.7%

38,977	Brookfield Renewable Partners LP	5.750%	BBB–	773,171
74,724	Brookfield Renewable Partners LP	5.250%	BBB–	2,038,471
	Total Independent Power & Renewable Electricity Producers			2,811,642

	Multi-Utilities – 3.3%

27,767	Algonquin Power & Utilities Corp	6.200%	BB+	781,363
82,143	Brookfield Infrastructure Partners LP	5.350%	BBB–	1,601,043
82,770	Brookfield Infrastructure Partners LP	5.125%	BBB–	2,206,648
53,435	CMS Energy Corp	5.875%	Baa2	1,491,371
64,424	Dominion Energy Inc	5.250%	BBB–	1,686,620
55,893	DTE Energy Co	5.375%	BBB–	1,445,393
2,332	DTE Energy Co	5.250%	BBB–	63,431
57,610	NiSource Inc	6.500%	BBB–	1,641,309
121,193	Sempra Energy	5.750%	BBB–	3,445,517
	Total Multi-Utilities			14,362,695

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Shares		Description (1)	Coupon		Ratings (5)	Value

		Oil, Gas & Consumable Fuels – 0.1%

14,441		NuStar Energy LP	7.625%		B2	$259,649

		Real Estate Management & Development – 1.5%

88,242		Brookfield Property Partners LP	5.750%		BB+	1,888,379
75,228		Brookfield Property Partners LP	6.375%		BB+	1,744,537
77,571		Brookfield Property Partners LP	6.500%		BB+	1,815,937
45,226		Landmark Infrastructure Partners LP	7.900%		N/R	1,149,645
		Total Real Estate Management & Development				6,598,498
		Total $25 Par (or similar) Retail Preferred (cost $87,240,382)				92,399,724

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 20.1% (14.4% of Total Investments)

		Air Freight & Logistics – 0.5%

$2,125		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	$2,191,406

		Chemicals – 0.0%

100		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	101,000

		Commercial Services & Supplies – 0.7%

500		Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB–	535,530
450		Atento Luxco 1 SA, 144A	6.125%	8/10/22	Ba3	442,692
500		Clean Harbors Inc, 144A	5.125%	7/15/29	BB+	546,250
700		GFL Environmental Inc, 144A	4.250%	6/01/25	BB–	726,250
100		GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	106,375
475		GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	484,600
225		Stericycle Inc, 144A	3.875%	1/15/29	BB	231,187
		Total Commercial Services & Supplies				3,072,884

		Communications Equipment – 0.3%

745		ViaSat Inc, 144A	5.625%	9/15/25	BB–	761,986
675		ViaSat Inc, 144A	6.500%	7/15/28	BB–	730,492
		Total Communications Equipment				1,492,478

		Construction & Engineering – 0.5%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	608,376
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	289,469
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B2	645,000
450		Pike Corp, 144A	5.500%	9/01/28	B3	475,313
		Total Construction & Engineering				2,018,158

		Diversified Financial Services – 0.6%

375		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	438,516
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	713,375
6,377	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,396,423
		Total Diversified Financial Services				2,548,314

		Diversified Telecommunication Services – 1.0%

600		Altice France SA/France, 144A	5.500%	1/15/28	B	627,306
460		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	480,440
850		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	873,375
650		QualityTech LP / QTS Finance Corp, 144A	3.875%	10/01/28	BB	663,000
750		Switch Ltd, 144A	3.750%	9/15/28	BB	761,250
750		Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	751,875
		Total Diversified Telecommunication Services				4,157,246

		Electric Utilities – 1.9%

290		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	346,428
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	776,125
386		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	408,196

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Electric Utilities (continued)

$200		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	$208,000
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	558,630
855		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	851,794
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	Ba3	588,972
657		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	774,957
550		NRG Energy Inc, 144A	3.625%	2/15/31	BB+	565,840
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	672,090
395		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	416,725
575		Talen Energy Supply LLC	6.500%	6/01/25	B	468,625
950		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	1,016,500
640		Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB+	680,729
		Total Electric Utilities				8,333,611

		Energy Equipment & Services – 0.4%

325		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	338,312
675		Boardwalk Pipelines LP	3.400%	2/15/31	BBB–	703,924
350		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	369,292
450		Genesis Energy LP / Genesis Energy Finance Corp	8.000%	1/15/27	B+	447,750
		Total Energy Equipment & Services				1,859,278

		Equity Real Estate Investment Trust – 3.0%

1,125		GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	1,227,622
425		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	BB+	440,938
500		Host Hotels & Resorts LP	3.500%	9/15/30	BBB–	526,489
485		Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	511,816
300		Iron Mountain Inc, 144A	4.500%	2/15/31	BB–	314,250
2,025		MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	2,090,812
1,200		Retail Properties of America Inc	4.750%	9/15/30	BBB–	1,273,420
990		Sabra Health Care LP	5.125%	8/15/26	BBB–	1,103,515
1,625		SBA Communications Corp	3.875%	2/15/27	BB–	1,706,250
1,060		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	1,117,350
225		Starwood Property Trust Inc, 144A	5.500%	11/01/23	Ba3	235,125
500		Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	BB+	537,105
875		VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	936,250
825		VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	870,895
		Total Equity Real Estate Investment Trust				12,891,837

		Gas Utilities – 0.8%

740		LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B–	740,000
1,300		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	1,399,125
1,060		Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	1,107,700
		Total Gas Utilities				3,246,825

		Health Care Providers & Services – 1.0%

175		CHS/Community Health Systems Inc, 144A	5.625%	3/15/27	B	188,169
100		CHS/Community Health Systems Inc, 144A	6.000%	1/15/29	B	108,026
450		Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	496,125
1,000		Encompass Health Corp	4.750%	2/01/30	B+	1,071,250
250		HCA Inc	3.500%	9/01/30	Ba2	265,505
575		LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	574,597
175		Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	191,188
1,425		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	1,487,208
		Total Health Care Providers & Services				4,382,068

		Hotels, Restaurants & Leisure – 0.6%

200		Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	208,500
450		Hilton Domestic Operating Co Inc, 144A	5.750%	5/01/28	BB	489,375
1,000		Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	N/R	1,055,110
350		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	374,850
555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	590,453
		Total Hotels, Restaurants & Leisure				2,718,288

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Household Durables – 0.3%

$1,100		Mattamy Group Corp, 144A	4.625%	3/01/30	BB	$1,166,000

		Independent Power & Renewable Electricity Producers – 1.3%

500		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba2	512,650
336		Calpine Corp, 144A	5.250%	6/01/26	BB+	347,592
1,675		Calpine Corp, 144A	3.750%	3/01/31	BB+	1,658,803
300		Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	321,750
600		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	Ba3	622,500
600		NRG Energy Inc	6.625%	1/15/27	BB+	633,624
525		NRG Energy Inc, 144A	5.250%	6/15/29	BB+	577,500
500		Talen Energy Supply LLC, 144A	7.625%	6/01/28	BB	538,750
410		UEP Penonome II SA, 144A	6.500%	10/01/38	BB	427,125
		Total Independent Power & Renewable Electricity Producers				5,640,294

		Media – 1.5%

475		Altice Financing SA, 144A	5.000%	1/15/28	B	486,702
200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	201,250
1,700		Cablevision Lightpath LLC, 144A	5.625%	9/15/28	B	1,778,625
1,600		CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	5/01/32	BB	1,708,352
1,775		CSC Holdings LLC, 144A	4.625%	12/01/30	B	1,852,656
625		Lamar Media Corp	3.750%	2/15/28	BB–	642,312
		Total Media				6,669,897

		Mortgage Real Estate Investment Trust – 0.4%

1,425		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	4.250%	2/01/27	BB+	1,400,063
250		Starwood Property Trust Inc	4.750%	3/15/25	Ba3	256,250
		Total Mortgage Real Estate Investment Trust				1,656,313

		Oil, Gas & Consumable Fuels – 3.2%

600		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	B–	619,548
665		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	658,350
100		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	102,149
1,820		Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	1,933,750
250		EQM Midstream Partners LP, 144A	6.000%	7/01/25	BB	273,750
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	491,782
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	296,613
940		Global Partners LP / GLP Finance Corp	7.000%	8/01/27	B+	1,005,800
500		Leviathan Bond Ltd, 144A, Reg S	6.750%	6/30/30	BB	567,366
1,050		M/I Homes Inc	4.950%	2/01/28	BB–	1,111,477
225		NuStar Logistics LP	6.375%	10/01/30	BB–	254,880
200		Oleoducto Central SA, 144A	4.000%	7/14/27	BBB–	217,102
625		ONEOK Inc	6.350%	1/15/31	BBB	800,917
900		Peru LNG Srl, 144A	5.375%	3/22/30	BB–	802,800
500		Plains All American Pipeline LP / PAA Finance Corp	3.800%	9/15/30	BBB–	537,240
200		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	212,752
150		Rattler Midstream LP, 144A	5.625%	7/15/25	BBB–	158,438
1,575		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	1,701,000
640		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	643,200
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	367,004
500		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	533,790
500		Western Midstream Operating LP	5.050%	2/01/30	BB	556,250
		Total Oil, Gas & Consumable Fuels				13,845,958

		Real Estate Management & Development – 0.6%

1,660		Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	1,701,500
725	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB–	924,377
		Total Real Estate Management & Development				2,625,877

		Road & Rail – 0.3%

200		ENA Master Trust, 144A	4.000%	5/19/48	Baa1	215,500
500		Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	528,130
500		Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	541,500
		Total Road & Rail				1,285,130

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Trading Companies & Distributors – 0.2%

$890		Fortress Transportation and Infrastructure Investors LLC, 144A	6.500%	10/01/25	Ba3	$930,148
125		United Rentals North America Inc	3.875%	2/15/31	BB–	131,131
		Total Trading Companies & Distributors				1,061,279

		Transportation Infrastructure – 0.7%

619		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB–	739,397
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	B+	1,063,437
435		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	408,576
600		DP World PLC, 144A	5.625%	9/25/48	Baa3	763,920
4,200	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	213,108
		Total Transportation Infrastructure				3,188,438

		Wireless Telecommunication Services – 0.3%

150		Hughes Satellite Systems Corp	5.250%	8/01/26	BBB–	165,562
865		Hughes Satellite Systems Corp	6.625%	8/01/26	BB	978,722
		Total Wireless Telecommunication Services				1,144,284
		Total Corporate Bonds (cost $83,692,758)				87,296,863

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 15.5% (11.2% of Total Investments)

		Diversified Financial Services – 0.6%

$735		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$814,325
1,650		Transcanada Trust	5.625%	5/20/75	BBB	1,808,182
		Total Diversified Financial Services				2,622,507

		Electric Utilities – 4.9%

1,580		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	1,616,340
995		ComEd Financing III	6.350%	3/15/33	Baa2	1,196,911
2,600		Duke Energy Corp	4.875%	N/A (16)	BBB	2,815,358
900	GBP	Electricite de France SA, Reg S	5.875%	N/A (16)	BBB	1,427,671
4,363		Emera Inc	6.750%	6/15/76	BB+	5,099,256
2,210		Enel SpA, 144A	8.750%	9/24/73	BBB	2,580,838
1,775		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,943,625
1,755		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,066,806
1,585		Southern Co	4.000%	1/15/51	BBB	1,678,634
695		SSE PLC, Reg S	4.750%	9/16/77	BBB–	721,062
		Total Electric Utilities				21,146,501

		Marine – 0.2%

940		Royal Capital BV, Reg S	4.875%	N/A (16)	N/R	957,672

		Multi-Utilities – 3.3%

3,395		CenterPoint Energy Inc	6.125%	N/A (16)	BBB–	3,556,262
1,220		CMS Energy Corp	4.750%	6/01/50	Baa2	1,373,678
1,045		Dominion Energy Inc	5.750%	10/01/54	BBB–	1,164,227
1,275		Dominion Energy Inc	4.650%	N/A (16)	BBB–	1,344,063
895		NiSource Inc	5.650%	N/A (16)	BBB–	919,613
1,912		RWE AG, Reg S	6.625%	7/30/75	BB+	2,220,081
3,055		Sempra Energy	4.875%	N/A (16)	BBB–	3,265,031
727		WEC Energy Group Inc, (3-Month LIBOR reference rate + 2.113% spread), (6)	2.334%	5/15/67	BBB	623,387
		Total Multi-Utilities				14,466,342

		Oil, Gas & Consumable Fuels – 5.4%

3,785		Enbridge Inc	6.000%	1/15/77	BBB–	4,040,488
4,560		Enbridge Inc	5.500%	7/15/77	BBB–	4,676,371
1,605		Enbridge Inc	6.250%	3/01/78	BBB–	1,754,666
1,550		Enbridge Inc	5.750%	7/15/80	BBB–	1,744,174
1,384		Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (6)	3.232%	11/01/66	Ba1	965,340
2,745		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	2,782,043

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000) (21)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,605		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	$1,621,208
1,450	CAD	Inter Pipeline Ltd	6.625%	11/19/79	BB	1,171,881
2,938		Transcanada Trust	5.875%	8/15/76	BBB	3,275,870
1,344		Transcanada Trust	5.500%	9/15/79	BBB	1,478,400
		Total Oil, Gas & Consumable Fuels				23,510,441

		Real Estate Management & Development – 0.8%

2,500		AT Securities BV, Reg S	5.250%	N/A (16)	BBB–	2,606,250
1,250	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (16)	N/R	905,711
		Total Real Estate Management & Development				3,511,961

		Road & Rail – 0.3%

1,134		BNSF Funding Trust I	6.613%	12/15/55	A–	1,294,177
		Total $1,000 Par (or similar) Institutional Preferred (cost $62,587,268)				67,509,601

Shares		Description (1)	Coupon		Ratings (5)	Value

		CONVERTIBLE PREFERRED SECURITIES – 9.7% (7.0% of Total Investments)

		Commercial Services & Supplies – 0.4%

23,930		GFL Environmental Inc	6.000%		N/R	$1,686,108

		Electric Utilities – 5.0%

62,276		American Electric Power Co Inc	6.125%		BBB	3,120,028
55,582		American Electric Power Co Inc, (2)	6.125%		BBB	2,767,428
62,494		NextEra Energy Inc	4.872%		A–	3,699,645
77,169		NextEra Energy Inc	5.279%		BBB	3,923,272
41,568		NextEra Energy Inc	6.219%		BBB	2,135,348
18,080		PG&E Corp	5.500%		N/R	2,220,947
68,897		Southern Co	6.750%		BBB	3,575,754
		Total Electric Utilities				21,442,422

		Equity Real Estate Investment Trust – 1.0%

8,691		Equity Commonwealth	6.500%		N/R	259,687
8,718		Lexington Realty Trust	6.500%		N/R	518,010
20,225		QTS Realty Trust Inc	6.500%		B–	2,869,928
15,731		RPT Realty	7.250%		BB	784,033
		Total Equity Real Estate Investment Trust				4,431,658

		Gas Utilities – 0.0%

2,498		South Jersey Industries Inc	7.250%		N/R	89,178

		Multi-Utilities – 3.2%

44,505		CenterPoint Energy Inc	7.000%		N/R	1,815,804
39,408		Dominion Energy Inc	7.250%		BBB–	3,953,805
96,921		DTE Energy Co	6.250%		BBB–	4,665,777
21,794		Sempra Energy	6.000%		N/R	2,174,169
12,919		Sempra Energy	6.750%		N/R	1,340,088
		Total Multi-Utilities				13,949,643

		Water Utilities – 0.1%

8,381		Essential Utilities Inc	6.000%		N/R	519,790
		Total Convertible Preferred Securities (cost $39,439,244)				42,118,799

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.7% (1.2% of Total Investments) (7)

	Electric Utilities – 0.2%

$685	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB–	$686,027

	Health Care Providers & Services – 0.3%

1,080	Lifepoint Health, Inc., New Term Loan B	3.897%	1-Month LIBOR	3.750%	11/16/25	B1	1,079,298

	Oil, Gas & Consumable Fuels – 0.1%

595	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	595,688

	Real Estate Management & Development – 0.4%

1,943	GGP, Term Loan B	2.647%	1-Month LIBOR	2.500%	8/24/25	BB+	1,847,651

	Road & Rail – 0.7%

2,283	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	2,281,323
593	Kenan Advantage Group Holdings Corp., Initial U.S. Term Loan	4.000%	1-Month LIBOR	3.000%	8/01/22	B–	589,649
141	Kenan Advantage Group Holdings Corp., Initial Canadian Term Loan	4.000%	1-Month LIBOR	3.000%	7/29/22	B–	140,218
3,017	Total Road & Rail						3,011,190
$7,320	Total Variable Rate Senior Loan Interests (cost $7,255,768)						7,219,854

Shares	Description (1), (9)						Value

	INVESTMENT COMPANIES – 0.8% (0.6% of Total Investments)

404,922	Greencoat UK Wind PLC						$742,751
602,956	Renewables Infrastructure Group Ltd						1,053,634
479,505	Sequoia Economic Infrastructure Income Fund Ltd						719,984
799,895	Starwood European Real Estate Finance Ltd						984,471
	Total Investment Companies (cost $2,308,790)						3,500,840

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.8% (0.6% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.6%

$3,195	Cheniere Energy Inc			4.250%	3/15/45	N/R	$2,496,160

	Real Estate Management & Development – 0.2%

970	Tricon Residential Inc, 144A			5.750%	3/31/22	N/R	999,100
$4,165	Total Convertible Bonds (cost $3,237,576)						3,495,260

Principal Amount (000)	Description (1)			Interest Rate (10)	Maturity		Value

	WHOLE LOANS – 0.7 (0.5% of Total Investments) (11), (12)

	Commercial Loans – 0.4%

$13,956	NCH Corp, (13), (14), (15)			11.925%	8/01/49		$1,785,487

	Multifamily Loans - 0.3%

4,383	NCH Corp, (13), (14), (15)			11.925%	8/01/49		1,190,513
$18,339	Total Whole Loans (cost $19,035,238)						2,976,000

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	MORTGAGE-BACKED SECURITIES – 0.3% ( 0.2% of Total Investments)

$130	COMM 2013-CCRE10 Mortgage Trust, 144A			4.789%	8/10/46	A2	$132,052
200	Credit Suisse Mortgage Capital Certificates 2019-ICE4, 144A, (1-Month LIBOR reference rate + 2.150% spread), (6)			2.309%	5/15/36	Ba3	198,826

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$215	GS Mortgage Securities Trust 2016-GS4	3.811%	11/10/49	A–	$204,001
310	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (6)	2.909%	7/15/36	N/R	300,021
525	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (6)	4.409%	7/15/36	N/R	496,389
$1,380	Total Mortgage-Backed Securities (cost $1,354,726)				1,331,289
	Total Long-Term Investments (cost $553,144,661)				587,660,330

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.8% (2.7% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8%
$16,455	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $16,455,106, collateralized by $3,183,200, U.S. Treasury Notes, 1.250%, due 7/31/23, value $3,290,515; by $11,375,900, U.S. Treasury Inflation Indexed Bonds, 0.375%, due 7/15/23, value $13,493,869	0.000%	1/04/21		$16,455,106
	Total Short-Term Investments (cost $16,455,106)				16,455,106
	Total Investments (cost $569,599,767) – 139.0%				604,115,436
	Borrowings – (38.2)% (17), (18)				(166,035,000)
	Other Assets Less Liabilities – (0.8)% (19)				(3,343,974)
	Net Assets Applicable to Common Shares – 100%				$434,736,462

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(2)	3/21	$(275,729)	$(276,156)	$(427)	$(219)
U.S. Treasury 10-Year Ultra Note	Short	(46)	3/21	(7,220,726)	(7,192,532)	28,194	(10,063)
U.S. Treasury Long Bond	Short	(11)	3/21	(1,924,207)	(1,905,062)	19,145	(3,781)
U.S. Treasury Ultra Bond	Short	(5)	3/21	(1,084,035)	(1,067,812)	16,223	(3,750)
Total				$(10,504,697)	$(10,441,562)	$63,135	$(17,813)
Total receivable for variation margin on futures contracts							$—
Total payable for variation margin on futures contracts							(17,813)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (20)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(11,308,016)	$(11,308,016)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(11)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933.

(12)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(13)	Loan is currently default with regards to scheduled interest and/or principal payments.

(14)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(15)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(16)	Perpetual security. Maturity date is not applicable.

(17)	Borrowings as a percentage of Total Investments is 27.5%.

(18)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(19)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(20)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(21)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2020

Assets
Long-term investments, at value (cost $553,144,661)	587,660,330
Short-term investments, at value (cost approximates value)	16,455,106
Cash	1,525,913
Cash collateral at broker for investments in futures contracts(1)	205,003
Cash collateral at broker for investments in swaps(1)	2,980,767
Cash denominated in foreign currencies (cost $914,703)	952,609
Receivable for:
Dividends	1,991,098
Interest	2,359,284
Investments sold	2,948,669
Reclaims	166,194
Other assets	27,290
Total assets	617,272,263
Liabilities
Borrowings	166,035,000
Unrealized depreciation on interest rate swaps	11,308,016
Payable for:
Dividends
Investments purchased – regular settlement	4,304,876
Variation margin on futures contracts	17,813
Accrued expenses:
Interest	17,481
Management fees	478,194
Trustees fees	30,799
Other	343,622
Total liabilities	182,535,801
Net assets applicable to common shares	$434,736,462
Common shares outstanding	27,453,680
Net asset value (“NAV”) per common share outstanding	$15.84
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$274,537
Paid-in surplus	600,765,662
Total distributable earnings	(166,303,737)
Net assets applicable to common shares	$434,736,462
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$21,956,191
Interest	10,188,974
Foreign tax withheld on dividend income	(1,083,824)
Total investment income	31,061,341
Expenses
Management fees	5,665,657
Interest expense	2,741,345
Custodian fees	366,402
Trustees fees	16,120
Professional fees	65,284
Shareholder reporting expenses	98,210
Shareholder servicing agent fees	12,899
Stock exchange listing fees	7,475
Investor relations expenses	176,345
Other	30,326
Total expenses	9,180,063
Net investment income (loss)	21,881,278
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(93,827,013)
Futures contracts	(436,408)
Swaps	(1,382,402)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(492,585)
Futures contracts	63,135
Swaps	(7,863,030)
Net realized and unrealized gain (loss)	(103,938,303)
Net increase (decrease) in net assets applicable to common shares from operations	(82,057,025)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$21,881,278	$24,980,534
Net realized gain (loss) from:
Investments and foreign currency	(93,827,013)	24,680,775
Futures contracts	(436,408)	—
Swaps	(1,382,402)	400,491
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(492,585)	89,218,974
Futures contracts	63,135	—
Swaps	(7,863,030)	(5,974,485)
Net increase (decrease) in net assets applicable to common shares from operations	(82,057,025)	133,306,289
Distributions to Common Shareholders
Dividends	(27,263,356)	(35,545,117)
Return of Capital	(6,226,479)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(33,489,835)	(35,545,117)
Capital Share Transactions
Cost of shares repurchased and retired	(180,935)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(180,935)	—
Net increase (decrease) in net assets applicable to common shares	(115,727,795)	97,761,172
Net assets applicable to common shares at the beginning of period	550,464,257	452,703,085
Net assets applicable to common shares at the end of period	$434,736,462	$550,464,257

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 1, 2020

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(82,057,025)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(596,651,616)
Proceeds from sales and maturities of investments	725,782,296
Proceeds from (Purchases of) short-term investments, net	(4,343,648)
Proceeds from (Payments for) closed foreign currency spot contracts	(895,356)
Capital gain and return of capital distributions from investments	2,491,234
Payment-in-kind distributions	224,546
Proceeds from litigation settlement	90
Amortization (Accretion) of premiums and discounts, net	33,287
(Increase) Decrease in:
Receivable for dividends	895,455
Receivable for interest	1,263,456
Receivable for investments sold	4,540,107
Receivable for reclaims	(21,538)
Other assets	7,640
Increase (Decrease) in:
Payable for investments purchased – regular settlement	1,067,112
Payable for variation margin on futures contracts	17,813
Accrued interest	(148,404)
Accrued management fees	(181,334)
Accrued Trustees fees	(4,407)
Accrued other expenses	91,900
Net realized (gain) loss from:
Investments and foreign currency	93,827,013
Paydowns	3,003
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	492,585
Swaps	7,863,030
Net cash provided by (used in) operating activities	154,297,239
Cash Flows from Financing Activities:
(Repayments of) reverse repurchase agreements	(65,000,000)
Proceeds from borrowings	42,270,000
(Repayments of) borrowings	(98,460,000)
Cash distributions paid to common shareholders	(33,489,835)
Cost of shares repurchased and retired	(180,935)
Net cash provided by (used in) financing activities	(154,860,770)
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	(563,531)
Cash, cash denominated in foreign currencies and cash collateral at brokers at the beginning of period	6,227,823
Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	$5,664,292

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding leverage costs)	$2,842,707

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2020	$20.04	$0.80	$(3.78)	$(2.98)	$(0.99)	$—	$(0.23)	$(1.22)	$—	*	$15.84	$13.46
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2020	$166,035	$3,618
2019	222,225	3,477
2018	215,225	3,103
2017	225,225	3,406
2016	73,275	3,408

		Common Share Supplemental Data/Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(14.15)%	(19.31)%	$434,736	2.20%	5.26%	102%
30.18	45.48	550,464	2.80	4.84	90
(9.90)	(17.07)	452,703	2.77	5.73	92
15.81	21.62	541,875	2.47	5.90	100
12.82	12.37	176,439	2.18	6.19	107

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2020	0.66%
2019	1.28
2018	1.20
2017	0.82
2016	0.56

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the”Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$81,967,025	13.6%
Australia	30,812,055	5.1%
United Kingdom	23,892,424	4.0%
Singapore	19,043,585	3.1%
Spain	18,014,147	3.0%
Italy	17,960,261	3.0%
Hong Kong	16,539,008	2.7%
Japan	8,230,906	1.4%
France	8,046,036	1.3%
Other	52,229,092	8.6%
Total non-U.S. Securities	$276,734,539	45.8%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the

Notes to Financial Statements (continued)

“secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premiums for financial report purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standard Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as level 1 or 2.

Prices of fixed-income securities are generally provided by the pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality,

Notes to Financial Statements (continued)

type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$94,072,196	$49,579,377	***	$—		$143,651,573
Common Stocks	46,922,609	89,237,918	***	—		136,160,527
$25 Par (or similar) Retail Preferred	89,890,823	2,508,901	***	—		92,399,724
Corporate Bonds	—	87,296,863		—		87,296,863
$1,000 Par (or similar) Institutional Preferred	—	67,509,601		—		67,509,601
Convertible Preferred Securities	39,351,371	2,767,428	***	—		42,118,799
Variable Rate Senior Loan Interests	—	7,219,854		—		7,219,854
Investment Companies	3,500,840	—		—		3,500,840
Convertible Bonds	—	3,495,260		—		3,495,260
Whole Loans	—	—		2,976,000	***	2,976,000
Mortgage-Backed Securities	—	1,331,289		—		1,331,289

Short-Term Investments:
Repurchase Agreements	—	16,455,106		—		16,455,106

Investments in Derivatives:
Futures Contracts**	63,135	—		—		63,135
Interest Rate Swaps**	—	(11,308,016)		—		(11,308,016)
Total	$273,800,974	$316,093,581		$2,976,000		$592,870,555
*	Refer to the Fund’s Portfolio of Investments for industry classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,190,513	40.0%	$1,190,513	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	1,785,487	60.0	1,785,487	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$16,455,106	$(16,455,106)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $596,651,616 and $725,782,296, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in

Notes to Financial Statements (continued)

futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund began using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$7,634,020
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$ —	Payable for variation margin on future contracts*	$63,135
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Future Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(436,408)	$63,135

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(11,308,016)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premium Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(11,308,016)	$(11,308,016)	$—	$11,080,263	$(227,753)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,382,402)	$(7,863,030)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period, where applicable, were as follows:

	Year Ended 12/31/20	Year Ended 12/31/19
Common shares repurchased and retired	(15,500)	—
Weighted average common share:
Price per share repurchased and retired	$11.65	—
Discount per share repurchased and retired	15.72%	—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$585,447,248
Gross unrealized:
Appreciation	$54,478,977
Depreciation	(47,055,670)
Net unrealized appreciation (depreciation) of investments	$7,423,307

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships, and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2020, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2020 and December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020
Distributions from net ordinary income[1]	$27,263,356
Distributions from net long-term capital gains	—
Return of capital	6,226,479

2019
Distributions from net ordinary income[1]	$35,545,117
Distributions from net long-term capital gains	—
Return of capital	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2020, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$63,886,513
Long-term	110,027,962
Total	$173,914,475

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2020, the complex-level fee for the Fund was 0.1557%.

8. Fund Leverage

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $190,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $166,035,000.

During July 2020, the Fund renewed its Borrowings and increased its interest on Borrowings to 1-Month LIBOR plus 0.775% per annum on the amount borrowed. All other terms remained unchanged.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.775% (0.650% prior to July 20, 2020) per annum on the amount borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on these Borrowings were $164,314,235 and 1.33%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, the Fund use reverse repurchase agreement as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund segregates or identifies on its books and records cash or other unencumbered liquid assets that have a market value at least equal to the amount of its future repurchase obligations, which enables the Fund to exclude the reverse repurchase agreements from being treated as a senior security under the 1940 Act. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Fund no longer used reverse repurchase agreements.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Utilization period (days outstanding)	77
Average daily balance outstanding	$64,222,338	*
Weighted average interest rate	2.44%
*	For the period January 1, 2020 through March 17, 2020 (final utilization date).

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During February 2021, the Fund increased the outstanding balance on its borrowings to $168,935,000.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

Investment Objective

The Fund’s investment objective is to provide a high level of current income and long-term capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset related companies located anywhere in the world.

Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund’s investments will be concentrated in the infrastructure and real estate sectors.

•

The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.

•	The Fund may invest up to 5% of its Managed Assets in senior loans.

•

The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts.

•	The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•	The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in equity and debt securities issued by real asset related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.

Debt securities in which the Fund may invest include: corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.

The Fund may invest in common stocks issued by real asset related companies. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.

The Fund may invest in preferred stocks issued by real asset related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities issued by real asset related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities issued or guaranteed by real asset related companies.

The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Shareholder Update (continued)

(Unaudited)

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset related companies.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing) and the

Shareholder Update (continued)

(Unaudited)

issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUND

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risks of Nuveen Real Asset Income and Growth Fund (JRI)

Portfolio Level Risks

Below Investment Grade Risk
Bond Market Liquidity Risk
Call Option Risk
Call Risk
Common Stock Risk
Concentration Risk
Convertible Securities Risk
Credit Risk
Credit Spread Risk
Debt Securities Risk
Deflation Risk
Derivatives Risk
Dividend-Paying Securities Risk
Duration Risk
Emerging Markets Risk
Exchange-Traded Notes (“ETNs”) Risk
Financial Futures and Options Transactions Risk
Foreign Currency Risk
Frequent Trading Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Inflation Risk
Infrastructure and Real Estate Concentration Risk
Infrastructure Related Securities Risk
Interest Rate Risk
Large-Cap Company Risk
Master Limited Partnerships (“MLPs”) Risk
Natural Resource Related Securities Risk
Non-U.S. Securities Risk
Options Strategy Risk
Other Investment Companies Risk
Preferred Securities Risk
Real Estate Related Securities Risk
Reinvestment Risk
Rights and Warrants Risk
Small and Mid-Cap Company Risk

Shareholder Update (continued)

(Unaudited)

Risks of Nuveen Real Asset Income and Growth Fund (JRI)
Swap Transactions Risk
Unrated Securities Risk
Unseasoned Company Risk
Valuation Risk
When-Issued and Delayed Delivery Transactions Risk
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk

Fund Level and Other Risks

Anti-Takeover Provisions
Borrowing Risk
Counterparty Risk
Cybersecurity Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk
Market Discount from Net Asset Value Risk
Recent Market Conditions
Reverse Repurchase Agreement Risk
Tax Risk

Portfolio Level Risks:

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in

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derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Exchange-Traded Notes (“ETNs”) Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs – which are debt instruments – are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Frequent trading risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Infrastructure and Real Estate Concentration Risk. The Fund’s investments are concentrated in the infrastructure and real estate sectors. Because the Fund is concentrated in such sectors, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant

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financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.

Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

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Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Small and Mid-Cap Company Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Unseasoned Company Risk. The Fund may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. To the extent the Fund invests in securities on a “when-issued” or “delayed-delivery” basis, a separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.

Shareholder Update (continued)

(Unaudited)

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

Shareholder Update (continued)

(Unaudited)

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of December 31, 2020 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2020) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Nuveen Real Asset Income and Growth Fund (JRI)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	27.64%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.54%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.43%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-14.41%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-7.50%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.59%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.32%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.23%

Common Share total return is composed of two elements – the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Real Asset Income and Growth Fund (the “Fund”) long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02081 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and its percentage of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend and business income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	13.2%
% of QDI	36.2%
% of QBI	15.3%

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2020.

% of Interest-Related Dividends	17.6%

The Fund had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended December 31, 2020:

% of Section 163(j) Interest Dividends	13.4%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Common Shares Repurchased	15,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		149

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director (1998-2003), Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		149

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		149

∎ JOHN K. NELSON

Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		149

∎ JUDITH M. STOCKDALE

Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		149

∎ CAROLE E. STONE

Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		149

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International (provider of communications infrastructure)
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		149

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		149

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since March 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial professional and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-I-1220D 1509751-INV-Y-02/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2020	$28,450	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2019	$27,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2020	$0	$0	$0	$0
December 31, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) is the registrant’s investment adviser (Nuveen Fund Advisors is also referred to as the “Adviser”). Nuveen Fund Advisors is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Jay L. Rosenberg, Senior Managing Director and head of real assets at Nuveen Asset Management, is the lead manager for the Fund. He began working with infrastructure and real estate assets in 1995. He is the creator of Nuveen’s Global Infrastructure strategy, which invests in listed infrastructure companies, and has been a portfolio manager since its inception in 2007. He is also the creator and a portfolio manager for Nuveen’s Real Asset Income strategy, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, since its inception in 2011. In addition, Jay has been a portfolio manager for Nuveen’s Real Estate Securities strategy, which invests primarily in equity real estate investment trusts (REITs), since he joined the firm in 2005.

Brenda A. Langenfeld, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the Fund. She is the co-manager of the Preferred Securities and Income strategy and joined the preferred securities sector team in 2011. Ms. Langenfield has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Managing Director at Nuveen Asset Management and a portfolio manager for the Fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management in 2011. He is also a portfolio manager for the firm’s Real Asset Income strategy, which invests in income generating debt and equity securities from both the real estate and infrastructure segments, since 2015. In addition, he serves as the director of research infrastructure, with responsibility for direct management of the U.S. based equity research analysts dedicated to the Global Infrastructure and Real Asset Income teams. He also maintains analyst responsibilities for the Global Infrastructure and Real Asset Income strategies, specializing in non-U.S. utilities.

Jean C. Lin, CFA, is a co-portfolio manager for the High Yield Strategy and is a member of the Leveraged Finance Team, responsible for covering the telecom sector. She is also the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. She was one of the original members of the Leveraged Finance Team, which TIAA formed in 1995. Since that time, Jean has been investing almost exclusively in the leveraged finance market. Jean joined TIAA in 1994. Jean joined the portfolio management team of JRI in January 2019.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda A.	Registered Investment Company	7	$8.87 billion	0	$0
Langenfeld	Other Pooled Investment Vehicles	1	$30.1 million	0	0
	Other Accounts	1,038	$2.27 billion	0	0

Jay L. Rosenberg	Registered Investment Company	4	$4.59 billion	0	$0
	Other Pooled Investment Vehicles	7	$394 million	0	0
	Other Accounts	9	$2.14 billion	0	0

Tryg T. Sarsland	Registered Investment Company	2	$2.27 billion	0	0
	Other Pooled Investment Vehicles	5	$353 million	0	0
	Other Accounts	5	$1.55 billion	0	0

Jean C. Lin	Registered Investment Company	4	$6.60 billion	0	0
	Other Pooled Investment Vehicles	2	$80 million	0	0
	Other Accounts	6	$1.19 billion	0	0

* Assets are as of December 31, 2020.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2020

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
B. Langenfeld	X
Jay Rosenberg				X
Tryg Sarsland	X
Jean Lin	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
DECEMBER 1-31, 2019	0	0.0000	0	2,745,000
JANUARY 1-31, 2020	0	0.0000	0	2,745,000
FEBRUARY 1-29, 2020	0	0.0000	0	2,745,000
MARCH 1-31, 2020	0	0.0000	0	2,745,000
APRIL 1-30, 2020	0	0.0000	0	2,745,000
MAY 1-31, 2020	0	0.0000	0	2,745,000
JUNE 1-30, 2020	0	0.0000	0	2,745,000
JULY 1-31, 2020	15,500	11.6532	15,500	2,729,500
AUGUST 1-31, 2020	0	0.0000	0	2,745,000
SEPTEMBER 1-30, 2020	0	0.0000	0	2,745,000
OCTOBER 1-31, 2020	0	0.0000	0	2,745,000
NOVEMBER 1-30, 2020	0	0.0000	0	2,745,000
DECEMBER 1-31, 2020	0	0.0000	0	2,745,000
TOTAL	15,500

*

The registrant’s repurchase program, for the repurchase of 2,745,000 shares, was authorized August 1, 2019. The program was reauthorized for a maximum repurchase amount of 2,745,000 shares on August 4, 2020. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 5, 2021